                                                                   EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

          TO ACCOMPANY 6 1/2% EXCHANGEABLE SENIOR DEBENTURES DUE 2003

                                      OF

                               PENNZOIL COMPANY

                  TENDERED PURSUANT TO THE OFFER TO EXCHANGE
                              DATED JULY 1, 1998


 THE 6 1/2% EXCHANGE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, JULY 31, UNLESS THE 6 1/2% EXCHANGE OFFER IS EXTENDED.


         TO: CHASE BANK OF TEXAS NATIONAL ASSOCIATION, EXCHANGE AGENT

         By Mail:                By Facsimile:         By Hand or Overnight
 (registered or certified       (214) 672-5746               Courier:
     mail recommended)                               c/o Chase Bank of Texas,

   Chase Bank of Texas,    Confirm by telephone to:    National Association,
         National               (214) 672-5678       Corporate Trust Services
  Association, Corporate                               1201 Main, 18th Floor
      Trust Services                                    Dallas, Texas 75202
       P.O. Box 2320                                            or
 Dallas, Texas 75221-2320                          Chase Texas Trust Company
                                                    55 Water Street, North
                                                           Building
                                                   Room 234, Windows 20 & 21
                                                   New York, New York 10041

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  The undersigned acknowledges receipt of the Prospectus, dated July 1, 1998 (the "Prospectus"), of Pennzoil Company, a Delaware corporation ("Pennzoil" or the "Company"), which, together with this Letter of Transmittal (the "Letter of Transmittal"), describes the Company's offer (the "6 1/2% Exchange Offer") to issue its new 4.90% exchangeable senior debentures due 2008 (the "New 4.90% Debentures") in exchange for a portion of its outstanding 6 1/2% exchangeable senior debentures due 2003 (the "6 1/2% Debentures") and the Company's offer to issue its new 4.95% exchangeable senior debentures due 2008 in exchange for a portion of its outstanding 4 3/4% exchangeable senior debentures due 2003.

  The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the 6 1/2% Exchange Offer.

  PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

  THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ANY ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

  List below the aggregate principal amount of 6 1/2% Debentures to which this Letter of Transmittal relates. If the space below is inadequate, the certificate number(s), aggregate principal amount of 6 1/2% Debentures and the principal amount of 6 1/2% Debentures tendered should be listed on a separate signed schedule affixed hereto.

                   DESCRIPTION OF 6 1/2% DEBENTURES TENDERED
                              (SEE INSTRUCTION 8)
-------------------------------------------------------------------------------

  NAME(S) AND
ADDRESS(ES) OF
  REGISTERED
   HOLDER(S)
(PLEASE FILL IN                                          AGGREGATE    PRINCIPAL
  EXACTLY AS                                             PRINCIPAL   AMOUNT OF 6
    NAME(S)                                             AMOUNT OF 6     1/2%
 APPEAR(S) ON                               CERTIFICATE     1/2%     DEBENTURES
CERTIFICATE(S))                             NUMBER(S)*  DEBENTURE(S) TENDERED**
--------------------------------------------------------------------------------
                                            -----------------------------------
                                            -----------------------------------
                                            -----------------------------------
                                            -----------------------------------
                                            -----------------------------------
                                            -----------------------------------
                                            -----------------------------------
                                            -----------------------------------
                                             TOTAL 6 1/2%
                                             DEBENTURES.
-------------------------------------------------------------------------------
 Indicate in this box the order (by certificate number) in which 6 1/2%
 Debentures are to be purchased in the event of proration.*** (Attach additional signed list if necessary.)


   See Instruction 9.

 1st:     2nd:     3rd:     4th:     5th:

* Need not be completed by holders tendering 6 1/2% Debentures by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered the aggregate principal amount of all of the 6 1/2% Debentures represented by the tendered certificates. See Instruction 2.
*** If you do not designate an order, then in the event less than all 6 1/2%
    Debentures tendered are accepted due to proration, 6 1/2% Debentures will be selected for acceptance by the Exchange Agent.

  This Letter of Transmittal is to be used if certificates for 6 1/2% Debentures are to be forwarded herewith. If delivery of 6 1/2% Debentures is to be made through book-entry transfer into the Exchange Agent's account at The Depository Trust Company ("DTC"), this Letter of Transmittal need not be delivered; provided, however, that tenders of 6 1/2% Debentures must be effected in accordance with DTC's Automated Tender Offer Program ("ATOP") procedures and the procedures set forth in the Prospectus under the caption "The Exchange Offers--Book-Entry Transfer."

  Unless the context requires otherwise, the term "holder" for purposes of this Letter of Transmittal means any person in whose name 6 1/2% Debentures are registered, or any other person who has obtained a properly completed bond power from the registered holder or any person whose 6 1/2% Debentures are held of record by DTC who desires to deliver such 6 1/2% Debentures by book-entry transfer at DTC.

  Holders whose 6 1/2% Debentures are not immediately available or who cannot deliver their 6 1/2% Debentures and all other documents required hereby to the Exchange Agent prior to the Expiration Date may tender their 6 1/2% Debentures according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offers--Guaranteed Delivery."

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[_] CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution:_______________________________________________

  Account Number:______________________________________________________________

  Transaction Code Number:_____________________________________________________

[_] CHECK HERE IF TENDERED 6 1/2% DEBENTURES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Holder(s):_____________________________________________

  Date of Execution of Notice of Guaranteed Delivery:__________________________

  Name of Institution that Guaranteed Delivery:________________________________

  If delivery is by book-entry transfer:_______________________________________

  Name of Tendering Institution:_______________________________________________

  Account Number:______________________________________________________________

  Transaction Code Number:_____________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS SET FORTH
                    IN THIS LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

  Upon the terms and subject to the conditions of the 6 1/2% Exchange Offer, the undersigned hereby tenders to the Company the above-described 6 1/2% Debentures.

  Subject to, and effective upon, acceptance for exchange of the 6 1/2% Debentures tendered herewith in accordance with the terms and subject to the conditions of the 6 1/2% Exchange Offer (including, if the 6 1/2% Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the 6 1/2% Debentures. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such 6 1/2% Debentures, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

    (a) deliver certificates for such 6 1/2% Debentures, or transfer ownership of such 6 1/2% Debentures on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the New 4.90% Debentures for which the 6 1/2% Debentures are exchanged;

    (b) present certificates for such 6 1/2% Debentures for cancellation and transfer on the books of the Company; and

    (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such 6 1/2% Debentures, all in accordance with the terms of the 6 1/2% Exchange Offer.

  The undersigned hereby represents and warrants to the Company that:

    (a) the undersigned has full power and authority to tender, exchange, assign and transfer the 6 1/2% Debentures tendered hereby and to acquire the New 4.90% Debentures issuable upon the exchange of such tendered 6 1/2% Debentures;

    (b) when and to the extent the Company accepts such 6 1/2% Debentures for exchange, the Company will acquire good, marketable and unencumbered title to the tendered 6 1/2% Debentures, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

    (c) upon request, the undersigned will execute and deliver any additional document that the Exchange Agent or the Company deems necessary or desirable to complete the assignment, transfer and exchange of the 6 1/2% Debentures tendered hereby or transfer ownership of such 6 1/2% Debentures on the account books maintained by DTC;

    (d) the undersigned understands that tenders of 6 1/2% Debentures pursuant to any one of the procedures described in the 6 1/2% Exchange Offer and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the 6 1/2% Exchange Offer, including the undersigned's representation and warranty that:

      (i) the undersigned has a net long position in 6 1/2% Debentures or equivalent securities at least equal to the 6 1/2% Debentures tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

      (ii) such tender of 6 1/2% Debentures otherwise complies with Rule 14e-4 of the Exchange Act; and

    (e) the undersigned has read and agrees to all of the terms of the 6 1/2% Exchange Offer.

  All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the 6 1/2% Exchange Offer, this tender is irrevocable.

  The undersigned understands that the 6 1/2% Exchange Offer will be for a principal amount of 6 1/2% Debentures (the "6 1/2% Target Amount") that is exchangeable into between 4.76 million and 6.00 million shares of Chevron Stock under the Existing Exchange Rights. The 6 1/2% Target Amount will be determined by reference to the Average Chevron Stock Price (as defined below). See "The Exchange Offers--Target Amounts." The "Average Chevron Stock Price" will be the average of the closing prices of Chevron Stock on the NYSE on the two trading days ending immediately preceding the second trading day prior to the 6 1/2% Expiration Date. The Company will not accept for exchange any 6 1/2% Debentures if the 6 1/2% Exchange Offer would result in less than $100 million in principal amount of New 4.90% Debentures being issued, which condition may be waived by the Company.

  The undersigned understands that the principal amount of New 4.90% Debentures to be issued in exchange for 6 1/2% Debentures will be equal to the product of (i) 103% of the Average Chevron Stock Price and (ii) the aggregate number of shares of Chevron Stock for which the 6 1/2% Debentures tendered by a holder are exchangeable as of the date that the Company accepts 6 1/2% Debentures pursuant to the 6 1/2% Exchange Offer (the "6 1/2% Acceptance Date").

  Unless otherwise indicated under "Special Issuance Instructions," please issue the certificate for the New 4.90% Debentures for any 6 1/2% Debentures exchanged, and/or return the certificate(s) for any 6 1/2% Debentures not exchanged, and issue checks in payment of the cash to be paid in lieu of principal amounts of New 4.90% Debentures of less than $1,000 in the name(s) of the undersigned (and, in the case of 6 1/2% Debentures tendered by book-entry transfer, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the certificate for the New 4.90% Debentures, and/or any certificate(s) for 6 1/2% Debentures not tendered or not exchanged (and accompanying documents, as appropriate), and any checks to the undersigned at the address shown below the undersigned's signatures. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificate for the New 4.90% Debentures for any 6 1/2% Debentures exchanged, and/or return any 6 1/2% Debentures not exchanged in the name(s) of, and mail such check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Issuance Instructions," to transfer any 6 1/2% Debentures from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the 6 1/2% Debentures so tendered.

        THE UNDERSIGNED UNDERSTANDS THAT ACCEPTANCE OF 6 1/2% DEBENTURES
        BY THE COMPANY FOR EXCHANGE WILL CONSTITUTE A BINDING AGREEMENT
           BETWEEN THE UNDERSIGNED AND THE COMPANY UPON THE TERMS AND
            SUBJECT TO THE CONDITIONS OF THE 6 1/2% EXCHANGE OFFER.




    SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 4, 6 AND 9)

                                            (SEE INSTRUCTIONS 1, 4, 6 AND 9)

   To be completed ONLY if the               To be completed ONLY if the
 certificate for the New 4.90%             certificate for the New 4.90%
 Debentures, and/or the                    Debentures, and/or the
 certificate(s) for 6 1/2%                 certificate(s) for 6 1/2%
 Debentures not accepted for               Debentures not accepted for
 exchange, and any check issued in         exchange, and any check issued in
 payment of the cash to be paid in         payment of the cash to be paid in
 lieu of principal amounts of New          lieu of principal amounts of New
 4.90% Debentures of less than             4.90% Debentures of less than
 $1,000, are to be issued or paid          $1,000, are to be mailed to
 to or credited to the account of          someone other than the
 someone other than the                    undersigned, or to the undersigned
 undersigned.                              at an address other than that
                                           shown above.


 Issue [_] Check and/or [_]
 Certificate(s) to:

                                           Deliver [_] Check and/or [_]
                                           Certificates to:

 Name(s)____________________________
             (Please Print)                Name(s)____________________________

                                                        (Please Print)

 Address____________________________

                                           Address____________________________

 -----------------------------------
             (Zip Code)                    -----------------------------------
 -----------------------------------                    (Zip Code)
    (Tax Identification or Social          -----------------------------------
            Security No.)                     (Tax Identification or Social
  (complete accompanying Substitute                   Security No.)
              Form W-9)                       (complete accompanying Substitute
                                                          Form W-9)
 [_] Credit 6 1/2% Debentures
     delivered by book-entry transfer
     and not accepted for exchange to
     the account set forth below:


 Account Number:____________________

                                   IMPORTANT

                         TENDERING HOLDER(S) SIGN HERE
               (PLEASE COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

                  ------------------------------------------

                  ------------------------------------------
                           SIGNATURE(S) OF HOLDER(S)

 Dated:                , 1998

 If the holder is tendering any 6 1/2% Debentures, the Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on certificate(s) for the 6 1/2% Debentures or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith or, if the 6 1/2% Debentures are held of record by DTC, the person in whose name such 6 1/2% Debentures are registered on the books of DTC. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.

 Name(s):_____________________________________________________________________

 _____________________________________________________________________________
                                 (Please Print)

 Capacity (full title):_______________________________________________________

 Address:_____________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone No.:_________________________________________________

 Tax Identification or Social Security No.:___________________________________

                     (SEE ACCOMPANYING SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

 Name of Firm:________________________________________________________________

 Authorized Signature:________________________________________________________

 Name:________________________________________________________________________

 _____________________________________________________________________________
                                 (Please Print)
 Title:_______________________________________________________________________

 Address:_____________________________________________________________________

 _____________________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone Number:______________________________________________

 Dated _________________________________________________________________, 1998

                                 INSTRUCTIONS
     FORMING PART OF THE TERMS AND CONDITIONS OF THE 6 1/2% EXCHANGE OFFER

  1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. Only a holder of the 6 1/2% Debentures may tender such 6 1/2% Debentures in the 6 1/2% Exchange Offer. A holder who wishes to tender any 6 1/2% Debentures for exchange pursuant to the 6 1/2% Exchange Offer must transmit a properly completed and duly executed Letter of Transmittal, or a facsimile thereof, including any other required documents, to the Exchange Agent prior to 5:00 p.m., New York City time, on the 6 1/2% Expiration Date. In addition, either (i) certificates for such 6 1/2% Debentures must be received by the Exchange Agent along with the Letter of Transmittal or (ii) a timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") of such 6 1/2% Debentures, if such procedure is available, into the Exchange Agent's account at DTC pursuant to the procedure for book-entry transfer described below must be received by the Exchange Agent prior to the 6 1/2% Expiration Date or (iii) the holder must comply with the guaranteed delivery procedures described below. To be tendered effectively, the 6 1/2% Debentures, Letter of Transmittal (or an Agent's Message) and other required documents must be received by the Exchange Agent at the address set forth on the cover under Exchange Agent prior to 5:00 p.m., New York City time, on the 6 1/2% Expiration Date.

  The term "Agent's Message" means a message transmitted by DTC and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant tendering 6 1/2% Debentures that is the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant.

  This Letter of Transmittal is to be used only if certificates for 6 1/2% Debentures are delivered with it to the Exchange Agent (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Exchange Agent) or if a tender for 6 1/2% Debentures is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in the 6 1/2% Exchange Offer. Certificates for all physically tendered 6 1/2% Debentures or confirmation of a book-entry transfer into the Exchange Agent's account at DTC of 6 1/2% Debentures tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or duly executed and manually signed photocopy of the Letter of Transmittal, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Exchange Agent at the appropriate address set forth on the front page of this Letter of Transmittal and must be delivered to the Exchange Agent on or before the 6 1/2% Expiration Date (as defined in the 6 1/2% Exchange Offer). DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE 6 1/2% DEBENTURES, AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED.

  If a holder desires to accept the 6 1/2% Exchange Offer and time will not permit a Letter of Transmittal or 6 1/2% Debentures to reach the Exchange Agent before the 6 1/2% Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if the Exchange Agent has received at its office, prior to the 6 1/2% Expiration Date, a letter, a telegram, or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering holder, the name(s) in which the 6 1/2% Debentures are registered and, if the 6 1/2% Debentures are held in certificated form, the certificate number of the 6 1/2% Debentures to be tendered, and stating that the tender is being made thereby and guaranteeing that within three trading days after the date of execution of such letter, telegram, or facsimile transmission by the Eligible Institution, the 6 1/2% Debentures, in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (and any other required documents), or a confirmation of book-entry transfer of such 6 1/2% Debentures into the Exchange Agent's account at DTC, will be delivered by such Eligible Institution.

Unless the 6 1/2% Debentures being tendered by the above-described method are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents) or a confirmation of book-entry transfer of such 6 1/2% Debentures in the Exchange Agent's account at DTC in accordance with DTC's ATOP procedures is received, the Company may, at its option, reject the tender. Copies of a Notice of Guaranteed Delivery which may be used by Eligible Institutions for the purposes described in this paragraph are available from the Exchange Agent and the Information Agent.

  No alternative, conditional, irregular, or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the 6 1/2% Debentures for exchange.

  2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWALS. If less than all of the 6 1/2% Debentures evidenced by a submitted certificate are to be tendered, the tendering holder(s) must fill in the aggregate principal amount at maturity of 6 1/2% Debentures tendered in the box above entitled "Principal Amount of 6 1/2% Debentures Tendered." A newly issued certificate for 6 1/2% Debentures submitted but not tendered will be sent to such tendering holder as soon as practicable after the 6 1/2% Expiration Date, unless otherwise indicated in the appropriate box in this Letter of Transmittal. The entire aggregate principal amount at maturity of 6 1/2% Debentures evidenced by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  Tenders of 6 1/2% Debentures pursuant to the 6 1/2% Exchange Offer may be withdrawn at any time prior to the 6 1/2% Expiration Date and, unless accepted for exchange by the Company, may be withdrawn at any time after 40 business days after the date of the Prospectus. To be effective, a written, telegraphic, telex, or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must specify the person(s) named in the Letter of Transmittal as having tendered 6 1/2% Debentures to be withdrawn, the certificate number(s) of the 6 1/2% Debentures to be withdrawn, the aggregate principal amount at maturity of the 6 1/2% Debentures delivered for exchange, a statement that such holder(s) is withdrawing its election to have such 6 1/2% Debentures exchanged and the name(s) of the registered holder(s) of such 6 1/2% Debentures, and must be signed by the holder(s) in the same manner as the original signature(s) on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the 6 1/2% Debentures being withdrawn. The Exchange Agent will return properly withdrawn 6 1/2% Debentures promptly following receipt of notice of withdrawal. If 6 1/2% Debentures have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn 6 1/2% Debentures or otherwise comply with DTC's procedures. All questions as to the validity of a notice of withdrawal, including the time of receipt, will be determined by the Company, and such determination will be final and binding on all parties. Withdrawals of tenders of 6 1/2% Debentures may not be rescinded and any 6 1/2% Debentures withdrawn will thereafter be deemed not validly tendered for purposes of the 6 1/2% Exchange Offer. Properly withdrawn 6 1/2% Debentures, however, may be retendered by following the procedures therefor at any time prior to the 6 1/2% Expiration Date.

  3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the 6 1/2% Debentures tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement, or any change whatsoever.

  If any of the 6 1/2% Debentures tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the 6 1/2% Debentures tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign, and submit as many separate copies of this Letter of Transmittal as there are different registrations of 6 1/2% Debentures.

  When this Letter of Transmittal is signed by the registered holder(s) of 6 1/2% Debentures listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the 6 1/2% Debentures listed, such 6 1/2% Debentures must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder(s), signed exactly as the name(s) of the registered holder(s) appear(s) on the 6 1/2% Debentures. If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted. Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution (as defined in Instruction 4).

  If the Letter of Transmittal is signed by a person other than the registered holder of any 6 1/2% Debentures listed therein, such 6 1/2% Debentures must be endorsed or accompanied by a properly completed bond power, signed by such registered holder as such registered holder's name appears on such 6 1/2% Debentures.

  If this Letter of Transmittal or any certificate(s) or bond power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act. If the certificate has been issued in the fiduciary or representative capacity, no additional documentation will be required.

  4. GUARANTEE OF SIGNATURE. No signature guarantee is required if either:

    (a) this Letter of Transmittal is signed by the registered holder of the 6 1/2% Debentures (which term, for purposes of this document, shall include any participant of DTC whose name appears on a security position listing as the owner of such 6 1/2% Debentures) exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner unless such owner has completed either the box entitled "Special Registration Instructions" or "Special Delivery Instructions" above; or

    (b) such 6 1/2% Debentures are tendered for the account of a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or The New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (each such entity, an "Eligible Institution").

  In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 3.

  5. TRANSFER TAXES. The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of 6 1/2% Debentures to it or its order pursuant to the 6 1/2% Exchange Offer. If, however, certificates representing 6 1/2% Debentures are not tendered or accepted for exchange, are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder(s) of such 6 1/2% Debentures tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of 6 1/2% Debentures to the Company or its order pursuant to the 6 1/2% Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder(s) or any other person) will be payable by the tendering holder(s). If satisfactory evidence of payment of such taxes or exception therefrom in not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

  Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the New Debentures listed in this Letter of Transmittal.

  6. EXTENSIONS, AMENDMENTS AND TERMINATION. The Company expressly reserves the right to (i) withdraw or terminate the 6 1/2% Exchange Offer and promptly return the 6 1/2% Debentures, at any time, (a) if the 6 1/2% Exchange Offer would result in less than $100 million in principal amount of the respective series of New 4.90% Debentures being issued or upon the failure of any of the conditions specified in "The Exchange Offers--Procedures for Tendering," (b) if the Average Chevron Stock Price is less than $76.00 per share or is more than $89.00 per share or (c) upon the occurrence of any of the other events listed in "The Exchange Offers--Conditions of the Exchange Offers," (ii) waive any condition to the 6 1/2% Exchange Offer and accept all the 6 1/2% Debentures previously tendered, (iii) extend the 6 1/2% Expiration Date for any reason and retain all 6 1/2% Debentures tendered until the 6 1/2% Expiration Date, subject, however, to all withdrawal rights of holders (see "The Exchange Offers--Withdrawal of Tenders") or (iv) amend or modify the terms of the 6 1/2% Exchange Offer in any manner for any reason, including (without limitation) the form of the consideration, the formula for calculating the amount of the consideration to be paid pursuant to the 6 1/2% Exchange Offer.

  7. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for 6 1/2% Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated on the cover for further instructions.

  8. INADEQUATE SPACE. If the space provided in the box captioned "Description of 6 1/2% Debentures Tendered" is inadequate, the certificate numbers, the aggregate principal amount of 6 1/2% Debentures represented by certificate(s) and/or the principal amount of 6 1/2% Debentures tendered should be listed on a separate signed schedule and attached to this Letter of Transmittal.

  9. ORDER OF ACCEPTANCE FOR EXCHANGE IN EVENT OF PRORATION. Holders may designate in the box on page 2 of this Letter of Transmittal the order in which their 6 1/2% Debentures are to be accepted for exchange in the event the order of exchange may have an effect on the federal income tax classification of any gain.

  10. BENEFICIAL OWNERS. Any beneficial owner whose 6 1/2% Debentures are registered in the name of a broker, dealer, commercial bank, trust company or other nominee should contact the registered holder promptly and instruct such registered holder to tender on such beneficial owner's behalf. If such beneficial owner wishes to tender on such beneficial owner's behalf, such beneficial owner must, prior to completing and executing the Letter of Transmittal (or delivering an Agent's Message) and delivering such beneficial owner's 6 1/2% Debentures, either make appropriate arrangements to register ownership of the 6 1/2% Debentures in such beneficial owner's name or obtain a properly completed bond power from the registered holder. The transfer of registered ownership may take considerable time and may not be able to be completed prior to the 6 1/2% Expiration Date.

  11. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. If the certificate for New Debentures, and/or the certificate(s) for 6 1/2% Debentures not tendered or not purchased, and any check issued in payment of cash to be paid in lieu of fractional amounts of New Debentures are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates or check are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Issuance Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable, and signatures must be guaranteed as described in Instruction 4. Holders tendering 6 1/2% Debentures by book-entry transfer will have any 6 1/2% Debentures not accepted for payment returned by crediting the account maintained by such holder at DTC.

  12. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered 6 1/2% Debentures will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all 6 1/2% Debentures not properly tendered or any 6 1/2% Debentures the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular 6 1/2% Debentures. The Company's interpretation of the terms and conditions of the 6 1/2% Exchange Offer (including the instructions in the Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of 6 1/2% Debentures must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of 6 1/2% Debentures, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of 6 1/2% Debentures will not be deemed to have been made until such defects or irregularities have been cured or waived. Any 6 1/2% Debentures received by the Exchange Agent that the Company determines are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in the Letter of Transmittal, as soon as practicable following the 6 1/2% Expiration Date.

  13. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to, or additional copies of the 6 1/2% Exchange Offer, the Notice of Delivery and this Letter of Transmittal may be obtained from, the Information Agent at the addresses and telephone numbers set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

  14. SUBSTITUTE FORM W-9. Except as described below under "Important Tax Information," federal income tax laws require each tendering holder to provide the Company, with a correct taxpayer identification number ("TIN") on the Substitute Form W-9 which is provided below and to indicate whether the holder is subject to backup withholding by crossing out Part 2 of the Substitute Form W-9 if the holder is currently subject to backup withholding. Failure to provide the information on such Form or to cross out Part 2 of such form if applicable may subject the tendering holder to 31% federal income tax withholding on payments made to the holder with respect to the New 4.90% Debentures or in lieu of a fractional New 4.90% Debenture. The box in Part 3 of such Form may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the holder is not provided with a TIN within sixty (60) days, the Company will withhold 31% on all such payments thereafter until a TIN is provided to it.

  15. DEFINITIONS. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A PHOTOCOPY THEREOF) TOGETHER WITH 6 1/2% DEBENTURE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE 6 1/2% EXPIRATION DATE (AS DEFINED IN THE 6 1/2% EXCHANGE OFFER).

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a holder whose tendered 6 1/2% Debentures are accepted for exchange is required to provide the Company with such holder's correct taxpayer identification number ("TIN") on a Substitute Form W-9. If a holder is an individual, the TIN is the holder's social security number. If the Company is not provided with the correct TIN, the holder may be subject to a penalty imposed by the Internal Revenue Service ("IRS"). In addition, payments that are made to such holder with respect to New 4.90% Debentures acquired pursuant to the 6 1/2% Exchange Offer, or in lieu of a fractional New 4.90% Debenture, may be subject to backup withholding.

  If backup withholding applies, the Company is required to withhold 31% of all payments with respect to the New 4.90% Debentures, or in lieu of a fractional New 4.90% Debenture, made to a holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

  To prevent backup withholding on payments that are made to a holder with respect to New 4.90% Debentures, or in lieu of a fractional New 4.90% Debenture, the holder is required to notify the Company of his, her or its correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on such Form is correct (or that such holder is awaiting a TIN) and whether (i) the holder has been notified by the IRS that the holder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding.

  Certain holders (including, among others, corporations) are not subject to these backup withholding requirements. A corporation must, however, complete the Substitute Form W-9, including providing its TIN and indicating that it is exempt from backup withholding, in order to establish its exemption from backup withholding.

  See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

-------------------------------------------------------------------------------
                          PAYER'S NAME:



                        PART I--Taxpayer                ----------------------
                        Identification Number--            Social Security
                        Enter taxpayer                          Number
 SUBSTITUTE             identification number in        OR
 FORM W-9               the box at right. (For most     ----------------------
                        individuals, this is your              Employer
                        social security number. If      Identification Number
                        you do not have a number,
                        see Obtaining a Number in
                        the enclosed Guidelines.)
                        Certify by signing and
                        dating below.

 DEPARTMENT OF THE
 TREASURY

 INTERNAL REVENUE                                      (If awaiting TIN write
 SERVICE                                                    "Applied For"
                                                          and complete the
                                                           Certificate of
                                                              Awaiting
                                                              Taxpayer
                                                        Identification Number
                                                               below)

 PAYER'S REQUEST FOR    NOTE: If the account is in more than one name, see
 TAXPAYER               the chart in the enclosed Guidelines to determine
                        which number to give the payer.
 IDENTIFICATION
 NUMBER (TIN)

                       --------------------------------------------------------
                        PART II--For Payees Exempt From Backup Withholding,
                        see the enclosed Guidelines and complete as
                        instructed therein.
                       --------------------------------------------------------
-------------------------------------------------------------------------------

 CERTIFICATION--Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification
     Number (or I am waiting for a number to be issued to me), and
 (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
-------------------------------------------------------------------------------
 Signature ______________________________________  Date: ________________, 1998


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO THE NEW 4.90% DEBENTURES, OR IN LIEU OF A FRACTIONAL 4.90% DEBENTURE. FOR ADDITIONAL DETAILS, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ENTERED "APPLIED FOR"
          INSTEAD OF SUPPLYING A TAXPAYER IDENTIFICATION NUMBER ABOVE


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor (a) prior to the acceptance date, 31% of any cash paid to me in lieu of a fractional New 4.90% Debenture will be withheld and (b) within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 ----------------------------                    __________________1998
         Signature                                        Date

                              The Exchange Agent:

                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

         By Mail:                By Facsimile:          By Hand or Overnight
 (registered or certified        (214) 672-5746               Courier:
     mail recommended)                                c/o Chase Bank of Texas,

   Chase Bank of Texas,     Confirm by telephone to:    National Association,
         National                (214) 672-5678       Corporate Trust Services
  Association, Corporate                                1201 Main, 18th Floor
      Trust Services                                     Dallas, Texas 75202
       P.O. Box 2320                                             or
 Dallas, Texas 75221-2320                          Chase Texas Trust Company
                                                    55 Water Street, North
                                                           Building
                                                   Room 234, Windows 20 & 21
                                                   New York, New York 10041

                             The Information Agent:

                             D. F. KING & CO., INC.

                         CALL TOLL FREE 1-800-735-3591

           77 Water Street                             Royex House
      New York, New York 10005                     Aldermanbury Square
           (212) 269-5550                            London EC2V 7HR
           (Call Collect)                          011-44-171-600-5005
                                                     (Call Collect)

                             The Dealer Manager is:

                            PAINEWEBBER INCORPORATED
                          1285 Avenue of the Americas
                                   13th Floor
                            New York, New York 10019
                     Telephone: (800) 894-0094 (toll free)

Important: This Letter of Transmittal or a photocopy hereof or, in the case of a book-entry transfer, an Agent's Message in lieu of the Letter of Transmittal (together with certificates for the 6 1/2% Debentures being tendered and all other required documents), or a Notice of Guaranteed Delivery must be received by the Exchange Agent prior to 5:00 p.m., New York City Time, on the 6 1/2% Expiration Date.